-----------------------
Name of Offeree



                                SPO MEDICAL INC.
                             SUBSCRIPTION AGREEMENT



SPO Medical  Inc.
21860 Burbank Blvd, Suite 380,
Woodland Hills,
California 91367


Attention:  Michael Braunold


Gentlemen:

1. Subscription. (a) Subject to the terms and conditions of this Agreement the undersigned hereby agrees to loan to SPO Medical Inc., a Delaware corporation (the "Company"), the principal amount set forth on the Purchaser's signature page of this Agreement (the "Purchase Price"), out of the aggregate amount being loaned by all Purchasers of a minimum of US $350,000 and maximum of US $500,000 (the "Offering"). The Company may increase the aggregate amount of the Offering by $50,000.

         (b) The obligation to repay the loan from the Purchaser shall be evidenced by the Company's issuance of one or more 8% promissory notes with interest and principal repayable at the end of 12 months ("Note"). In addition the Company shall issue to each Purchaser a two year common stock purchase warrant to purchase 16,250 shares of Common Stock of the Company for each $25,000 of principal loaned to Company exercisable at the lower of $1.50 per share or 35% less than any IPO of Company stock during the Warrant exercise period (the "Warrant"). The terms of the Note and Warrant (jointly the "Unit(s)") are set forth in Exhibit "A" and "B" to this Agreement.

         (c) The Purchaser understands that this subscription may be rejected by the Company at any time in its sole discretion and that the Company will advise the Purchaser as soon as practicable if the Purchaser's subscription has not been accepted. If rejected, all amounts delivered by the Purchaser as payment for the Units will be promptly returned to the Purchaser and this Agreement shall have no further force or effect (except for the provisions of Section 14 hereof). If the Purchaser's subscription is rejected, the Purchaser agrees to return to the Company any documents the Company has provided to the Purchaser for the purpose of evaluating its investment in the Units. If the Purchaser's subscription is accepted, the Company will promptly provide the Purchaser with a Note and Warrant that constitute the Units purchased.

2. Payment. Upon execution of this Agreement, the Purchaser will pay by bank check or wire transfer the full amount of the purchase price of the Units for which the Purchaser is subscribing pursuant to the terms of this Agreement. Money shall be sent to the escrow agent as follows. If by wire:

Bank of America
Address: 260 Canal Street
New York, New York
Account #: 2163015671
ABA #: 021200339
Swift Code: FNBBUS33
Account Beneficiary: Lawrence Katz
Reference: SPO Medical Inc.

Or by check to: Lawrence Katz as Attorney

Or wired directly to the Company.

3. Representations, Warranties and Covenants of the Purchaser. The Purchaser hereby acknowledges that his investment in the Units involves a high degree of risk and his economic circumstances are such that he can afford the loss of his investment. The Purchaser further acknowledges, represents, warrants and agrees as follows:

         (a) The Purchaser is an "accredited investor" as defined by Rule 501 under the Securities Act of 1933, as amended (the "Act"), and the Purchaser is capable of evaluating the merits and risks of Subscriber's investment in the Company and has the capacity to protect the Purchaser's own interests. The Purchaser meets the requirements of at least one of the suitability standards for an "accredited investor" as set forth on the Accredited Investor Certification contained herein;

         (b) None of the Units have been registered under the Act or any state securities laws. The Purchaser understands that the offering and sale of the Units is intended to be exempt from registration under the Act, by virtue of
Section 4(2) and/or Section 4(6) thereof and the provisions of Regulation D promulgated thereunder, based, in part, upon the representations, warranties and agreements of the Purchaser contained in this Agreement;

         (c) Neither the Securities and Exchange Commission nor any state securities commission has approved the sale of the Units or the common stock being purchased hereby or into which the warrants are convertible nor has the Commission passed upon or endorsed the merits of the Offering;

         (d) The Purchaser has had the opportunity to obtain any information, to the extent the Company had such information in its possession or could acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information contained in all documents received or reviewed in connection with the purchase of the Units and has had the opportunity to meet with representatives of the Company and to have them answer any questions and provide such additional information regarding the terms and conditions of this particular investment and the finances, operations, business and prospects of the Company deemed relevant by the Purchaser.

         (e) In evaluating the suitability of an investment in the Company, the Purchaser has not relied upon any representation or other information (oral or written) other than as contained in documents so furnished to the Purchaser by the Company. The Purchaser and its advisors, if any, have been furnished with or have been given access to all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Units which have been requested by the Purchaser, including those set forth on in any annex attached hereto. The Purchaser and its advisors, if any, have been afforded the opportunity to ask questions of the Company and its management and have received complete and satisfactory answers to any such inquiries;

         (f) The Purchaser is unaware of, is in no way relying on, and did not become aware of the Offering of the Units through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communications published in any newspaper, magazine or similar media or broadcast over television or radio, in connection with the Offering and is not subscribing for Units and did not become aware of the Offering as a result of any seminar or meeting to which the Purchaser was invited by, or any solicitation of a subscription by, a person not previously known to the Purchaser;

         (g) The Purchaser has taken no action which would give rise to any claim by any person for brokerage commissions, finders' fees or the like relating to this Agreement or the transactions contemplated hereby;

         (h) The Purchaser has sufficient knowledge and experience in financial, tax, and business matters, and, in particular, investments in securities, so as to enable the Purchaser to utilize the information made available to the Purchaser to evaluate the merits and risks of an investment in the Units and to make an informed investment decision with respect thereto;

         (i) The Purchaser is acquiring the Units solely for his own account for investment and not with a view to resale or distribution thereof, in whole or in part. The Purchaser has no agreement or arrangement, formal or informal, with any person to sell or transfer all or any part of the Units purchased hereunder, and the Purchaser has no plans to enter into any such agreement or arrangement;

         (j) The Purchaser must bear the substantial economic risks of the investment in the Units indefinitely because none of the securities included in the Units may be sold, hypothecated or otherwise disposed of unless subsequently registered under the Act and applicable state securities laws or an exemption from such registration is available. The Purchaser acknowledges and understands legends shall be placed on the certificates representing the shares of common stock into which the warrants are convertible to the effect that they have not been registered under the Act or applicable state securities laws. Appropriate notations thereof will be made on the securities issued substantially as follows:

         "THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT OR IN A TRANSACTION WHICH, IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, QUALIFIES AS AN EXEMPT TRANSACTION UNDER THE ACT AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER."

         (k) In addition, the certificates representing the common stock of the Company, and any and all securities issued in replacement thereof or in exchange therefore, shall bear such legend as may be required by the securities laws of the jurisdiction in which Purchaser resides.

         (l) The Purchaser has adequate means of providing for the purchaser's current financial needs and foreseeable contingencies and has no need for liquidity of the investment in the Units for an indefinite period of time;

         (m) The Purchaser: (i) if a natural person represents that he has reached the age of 21 and has full power and authority to execute and deliver this Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof and has adequate means for providing for his current financial needs and anticipated future needs and possible personal contingencies and emergencies and has no need for liquidity in the investment in the Units; (ii) if a corporation, partnership, limited liability company or partnership, association, joint stock company, trust, unincorporated organization or other entity represents that such entity is duly organized, validly existing and in good standing under the laws of the state of its organization, the consummation of the transactions contemplated hereby is authorized by, and will not result in a violation of state law or its charter or other organizational documents, such entity has full power and authority to execute and deliver this Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof and to purchase and hold the securities constituting the Units, the execution and delivery of this Agreement has been duly authorized by all necessary action, this Agreement has been duly executed and delivered on behalf of such entity and is a legal, valid and binding obligation of such entity; and (iii) if executing this Agreement in a representative or fiduciary capacity, represents that it has full power and authority to execute and deliver this Agreement in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, limited liability company or partnership, or other entity has full right and power to perform pursuant to this Agreement and make an investment in the Company, and that this Agreement constitutes a legal, valid and binding obligation of such entity. The execution and delivery of this Agreement will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which the Purchaser is a party or by which it is bound;

         (n) Any information which the Purchaser has heretofore furnished or furnishes herewith to the Company is complete and accurate and may be relied upon by the Company in determining the availability of an exemption from registration under federal and state securities laws in connection with the offering of the Units. The Purchaser further represents, warrants and covenants that it will notify and supply corrective information to the Company immediately upon the occurrence of any change therein occurring prior to the Company's issuance of the Units;

         (o) The Purchaser acknowledges that the Company is in the development stage, has been engaged in business for only a short period of time and has limited operations. The Purchaser is knowledgeable about investment considerations in development-stage companies. The Purchaser's overall commitment to investments which are not readily marketable is not excessive in view of the Purchaser's net worth and financial circumstances and the purchase of the Units will not cause such commitment to become excessive. The investment in the Units is suitable one for the Purchaser;

         (p) Within three days after receipt of a request from the Company, the Purchaser will provide such information and deliver such documents as may reasonably be necessary to comply with any and all laws and ordinances to which the Company or the selected dealers is subject; and

         (q) The Purchaser agrees that it may not sell, transfer, pledge, encumber, hypothecate, permit to be subject to a security interest, grant an option in or otherwise dispose of the Units being acquired hereunder or the shares of Common Stock into which the warrants are to be convertible unless such securities are registered under the Securities Act or unless an opinion of counsel satisfactory is delivered to the Company that no such registration is required is delivered to the Company;

4. Representations and Warranties of the Company. The Company represents and warrants to the Purchaser as follows:

         4.1 Organization and Authority; Subsidiaries. The Company is a corporation validly existing and in good standing under the laws of the State of Delaware, with full power and authority to enter into and perform this Agreement and the other agreements contemplated hereby to which it is a party. The Company is duly licensed or qualified to do business as a foreign corporation and is in good standing under the laws of all other jurisdictions in which the character of the properties owned or leased by it therein or in which the transaction of its business makes such qualification necessary, except for jurisdictions where failure to become licensed or to so qualify could not reasonably be expected to have a material adverse effect on the business and operations of the Company taken as a whole. The Company has all requisite corporate power and authority to own its properties, to carry on its business as now conducted, and to enter into and perform its obligations under this Agreement.

      4.2 Authorization; Binding Effect. The Company has taken all corporate actions which are necessary to authorize the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby.

      4.3 No Bankruptcy or Insolvency. The Company has not filed any voluntary petition in bankruptcy or been adjudicated a bankrupt or insolvent, filed by petition or answer seeking any reorganization, liquidation, dissolution or similar relief under any federal bankruptcy, insolvency, or other debtor relief law, or sought or consented to or acquiesced in the appointment of any trustee, receiver, conservator or liquidator of all or any substantial part of its properties. No court of competent jurisdiction has entered an order, judgment or decree approving a petition filed against the Company seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any federal bankruptcy act, or other debtor relief law, and no other liquidator has been appointed of the Company or of all or any substantial part of its properties.

      4.4 No Litigation. There are no actions, suits or proceedings of any type pending or, to the knowledge of the Company, threatened, against the Company which if adversely determined could have a material adverse effect on the business and operations of the Company taken as a whole.

      4.5 Investment Company. The Company is not, and is not controlled by, an "Investment Company" within the meaning of the Investment Company Act.

      4.6 Governmental Consents and Notices. No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Company is required in connection with the valid execution and delivery of this Agreement, or the offer, sale or issuance of the Units, or the consummation of any other transaction contemplated hereby, except qualification (or taking such action as may be necessary to secure an exemption from qualification, if available) of the offer and sale of the Units under applicable state and federal securities laws, which qualification if required, will be accomplished in a timely manner.

      4.7 Finders/Placement Agents. The Company may retain the services of a placement agent(s) who may receive a due diligence fee of up to $20,000 plus 5% warrant coverage. Such warrants issued to placement agent shall be in the form of the Warrant.

      4.8 Units and Common Stock. The Units and Common Stock, into which the warrants are convertible, when issued, will be duly authorized, validly issued, fully paid and nonassessable.

      4.9 Ownership. The Company, through its wholly-owned subsidiary, is the sole and exclusive owner of the patents referenced in the business plan of the Company, and that the same have not been hypothecated or otherwise encumbered by the Company.

      4.10 Intellectual Property Rights and Interests. The Company has not received any written or oral notice or claim that the Company is infringing the intellectual property rights of any other person or legal entity or that the Company is in material breach or default of any license granting to the Company rights in any intellectual property. To the knowledge of the Company as of the date hereof, without having conducted any independent investigation or analysis of its intellectual property rights and the use thereof by third parties, no third party is infringing upon any intellectual property rights proprietary to the Company.

5. Indemnification. (a) The Purchaser agrees to indemnify and hold harmless the Company, and its officers, directors, employees, agents, control persons and affiliates against all losses, liabilities, claims, damages, and expenses whatsoever (including, but not limited to, any and all expenses incurred in investigating, preparing, or defending against any litigation commenced or threatened) based upon or arising out of any actual or alleged false representation or warranty, or misrepresentation or omission to state a material fact, or breach by the Purchaser of any covenant or agreement made by the Purchaser herein or in any other document delivered in connection with this Agreement.

      (b) The Company agrees to indemnify and hold harmless the Purchaser, and its officers, directors, employees, agents, control persons and affiliates against all losses, liabilities, claims, damages, and expenses whatsoever (including, but not limited to, any and all expenses incurred in investigating, preparing, or defending against any litigation commenced or threatened) based upon or arising out of any actual or alleged false representation or warranty, or misrepresentation or omission to state a material fact, or breach by the Company of any covenant or agreement made by the Company herein or in any other document delivered in connection with this Agreement.

6. Registration Rights. In consideration of the purchase of the Units by the Purchaser described in this Agreement, the Company will register the shares of common stock underlying the Warrants ("Stock") by filing a registration statement within 180 days from the final closing of the Offering with respect to the resale by the Purchaser of the shares of Common Stock issuable upon exercise of the Warrant; provided, however, if within 180 days from the final closing of the Offering the Company effects a public offering of its securities or lists its securities on a stock exchange and the Purchaser is thereafter entitled under law to sale its Stock without a registration statement on such stock exchange (the "Exempt IPO"), the Purchaser hereby waives its rights under this
Section 6. The Purchaser's rights hereunder shall be subject to its compliance with the conditions or restrictions, including without limitation, lock-ups, required by an underwriter (in the case of an underwritten offering of Shares).

7.    Deleted

8. Irrevocability; Binding Effect. The Purchaser hereby acknowledges and agrees that the subscription hereunder is irrevocable by the Purchaser, except as required by applicable law, and that this Agreement shall survive the death or disability of the Purchaser and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives, and permitted assigns. If the Purchaser is more than one person, the obligations of the Purchaser hereunder shall be joint and several and the agreements, representations, warranties, and acknowledgments herein shall be deemed to be made by and be binding upon each such person and such person's heirs, executors, administrators, successors, legal representatives, and permitted assigns.

9. Amendment. This Agreement shall not be amended, modified or waived except by an instrument in writing signed by the party against whom any such amendment, modification or waiver is sought.

10. Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing

(a) if to Company, at the address set forth above,

with a copy to:

                           Aboudi & Brounstein
                           Law Offices
                           Rechov Gavish 3, POB 2432
                           Kfar Saba Industrial Zone 44641 Israel
                           Telephone No.: (011-972-9) 764-4833
                           Telecopier No.: (011-972-9) 764-4834
                           David@a-blaw.com

(b) if to the Purchaser,
at the address set forth on the signature page hereof with a copy of all such communications being sent to the escrow agent,

11. Assignability. This Agreement and the rights, interests and obligations hereunder are not transferable or assignable by the Purchaser.

12. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to its conflicts of laws principles. The Purchaser hereby irrevocably submits to the jurisdiction of any United States district court located in the City of New York over any action or proceeding arising out of or relating to this Agreement. The Purchaser further agrees that any action or proceeding brought against the Company shall be brought only in the United States district courts located in the City of New York.

13. Use of Pronouns. All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons referred to may require.

14. Confidentiality. The Purchaser acknowledges and agrees that any information or data it has obtained from or about the Company, including, without limitation, the business plan of the Company, not otherwise properly in the public domain, was received in confidence. The Purchaser agrees not to divulge, communicate or disclose, except as may be required by law or for the performance of this Agreement, or use to the detriment of the Company or for the benefit of any other person or persons, or misuse in any way, any confidential information of the Company, including any scientific, technical, trade or business secrets of the Company and any scientific, technical, trade or business materials that are treated by the Company as confidential or proprietary, including, but not limited to, ideas, discoveries, inventions, developments and improvements belonging to the Company and confidential information obtained by or given to the Company about or belonging to third parties.

15.   Miscellaneous.

      (a) This Agreement constitutes the entire agreement between the Purchaser and the Company with respect to the subject matter hereof and supersede all prior oral or written agreements and understandings, if any, relating to the subject matter hereof. The terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by a written document executed by the party entitled to the benefits of such terms or provisions.

      (b) The Purchaser's representations and warranties made in this Agreement shall survive the execution and delivery hereof and delivery of the Units to the Purchaser.

      (c) Each of the parties hereto shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated.

      (d) This Agreement may be executed in one or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

      (e) Each provision of this Agreement shall be considered separable and if for any reason any provision or provisions hereof are determined to be invalid or contrary to applicable law, such invalidity or illegality shall not impair the operation of or affect the remaining portions of this Agreement.

      (f) Paragraph titles are for descriptive purposes only and shall not control or alter the meaning of this Agreement as set forth in the text.

               Accredited Investor Certification and Questionnaire
               ---------------------------------------------------
                         (Check the appropriate box(es))

1.    Please check the appropriate box.

____ (i) I am a natural person who had individual income of more than $200,000 in each of the most recent two years or joint income with my spouse in excess of $300,000 in each of the most recent two years and reasonably expect to reach that same income level for the current year ("income", for purposes hereof, should be computed as follows: individual adjusted gross income, as reported (or to be reported) on a federal income tax return, increased by (1) any deduction of long-term capital gains under Section 1202 of the Internal Revenue Code of 1986 (the "Code"), (2) any deduction for depletion under Section 611 et seq. of the Code, (3) any exclusion for interest under Section 103 of the Code and (4) any losses of a partnership as reported on Schedule E of From 1040);

____ (ii) I am a natural person whose individual net worth (i.e., total assets in excess of total liabilities), or joint net worth with my spouse, will at the time of purchase of the Units described in this subscription agreement to which this certification is attached be in excess of $1,000,000;

____  (iii) The Purchaser is an investor satisfying the requirements of
      Section 501(a)(1), (2) or (3) of Regulation D promulgated under the Securities Act, which includes but is not limited to, a self-directed employee benefit plan where investment decisions are made solely by persons who are "accredited investors" as otherwise defined in Regulation D;

____ (iv) The Purchaser is a trust, which trust has total assets in excess of $5,000,000, which is not formed for the specific purpose of acquiring the Units offered hereby and whose purchase is directed by a sophisticated person as described in Rule 506(b)(ii) of Regulation D and who has such knowledge and experience in financial and business matters that he is capable of evaluating the risks and merits of an investment in the Units;

____  (v)  I am a director or executive officer of the Company; or

____ (vi) The Purchaser is an entity (other than a trust) in which all of the equity owners meet the requirements of at least one of the above subparagraphs.

      The undersigned agrees that the undersigned will notify the Company at any time on or prior to the Closing in the event that the representations and warranties in this Accredited Investor Certification and Questionnaire shall cease to be true, accurate and complete.

(2)   Suitability (please answer each question)

      a) For an individual, please describe any college or graduate degrees held by you:


      b) For all subscribers, please state whether you have you participated in other private placements before:

                           YES                     NO
                                  ----------                 ---------

      (c) If your answer to question (b) above was "YES", please indicate frequency of such prior participation in private placements of:

                                          Public           Private
                                          Companies        Companies
                                          ______________   _______________

                           Frequently     ______________   _______________
                           Occasionally   ______________   _______________
                           Never          ______________   _______________



      (d) For individuals, do you expect your current level of income to significantly decrease in the foreseeable future?


                           YES                     NO
                                  ----------                 ---------

      (e) For trust, corporate, partnership and other institutional subscribers, do you expect your total assets to significantly decrease in the foreseeable future?


                           YES                     NO
                                  ----------                 ---------

      (f) For all subscribers, are you familiar with the risk aspects and the non-liquidity of investments such as the Securities for which you seek to purchase?


                           YES                     NO
                                  ----------                 ---------

      (g) For all subscribers, do you understand that there is no guarantee of financial return on this investment and that you run the risk of losing your entire investment?

                           YES                     NO
                                  ----------                 ---------

      (3)   Manner in which title is to be held: (circle one)

                  (a)      Individual Ownership
                  (b)      Community Property
                  (c) Joint Tenant with Right of Survivorship (both parties must sign)
                  (d)      Partnership
                  (e)      Tenants in Common
                  (f)      Company
                  (g)      Trust
                  (h)      Other

      (4)   NASD Affiliation.

                  Are you affiliated or associated with an NASD member firm (please check one):


                           YES                     NO
                                  ----------                 ---------

                  If Yes, please describe:

                  _____________________________________________________________
                  _____________________________________________________________
                  _____________________________________________________________


                  *If subscriber is a Registered Representative with an NASD member firm, have the following acknowledgment signed by the appropriate party:

                  The undersigned NASD member firm acknowledges receipt of the notice required by the NASD Conduct Rules.

                  __________________________________
                  Name of NASD Member Firm


                  By: ______________________________
                           Authorized Officer

                  Date: ____________________________

         The undersigned is informed of the significance to the Company of the foregoing representations and answers contained in this Purchaser Questionnaire and such answers have been provided under the assumption that the Company will rely on them.


         [Remainder of page intentionally blank, signature pages follow]

         IN WITNESS WHEREOF, the Purchaser has executed this Agreement this ____ day of ____________ , 2006.


__________________________
(Loan - Purchase Price)

If the Purchaser is an INDIVIDUAL, or if purchased as JOINT TENANTS, as TENANTS IN COMMON, or as COMMUNITY PROPERTY:

___________________________                 ___________________________________
Print Name(s)                               Social Security Number(s)

___________________________                 ___________________________________
Signature(s) of Purchaser(s)

___________________________                 ___________________________________
Date                                        Address

If the Purchaser is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY or
TRUST:

___________________________                 ___________________________________
Name of Partnership, Corporation            Federal Taxpayer
Limited Liability Company or Trust          Identification Number

___________________________
Date

By:________________________                 ___________________________________
     Name:                                  State of Organization
    Title:
                                            ___________________________________

                                            ___________________________________
                                            Address
SUBSCRIPTION ACCEPTED AND AGREED TO
this __ day of __________, 2006.


SPO MEDICAL  INC.

By:_____________________________
     Name:  Michael Braunold
     Title: CEO